UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

During the week of January 8, 2024, Crinetics Pharmaceuticals, Inc. (the “Company,” “Crinetics,” “we,” “us,” or “our”) will be attending meetings with investors, analysts and others at the 42nd annual J.P. Morgan Healthcare Conference, which is taking place in San Francisco, CA from January 8-11, 2024. Scott Struthers, Ph.D., Founder & Chief Executive Officer of Crinetics, will present a company update on Tuesday, January 9th at 3:45 pm Pacific Time. A live audio webcast of Dr. Struthers’ presentation may be accessed on the Events section of the Company’s website or directly on the J.P. Morgan virtual meeting platform. During the presentation, the Company will reference the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The presentation will feature an overview of Crinetics’ key priorities and anticipated milestones for 2024. These include:

•

The continued advancement of the Phase 3 PATHFNDR-2 trial of once-daily oral paltusotine in acromegaly. The trial remains on track for topline data readouts in the first quarter of 2024. If successful, Crinetics plans to submit data from its Phase 3 program to regulatory authorities in support of applications seeking approval for the use of paltusotine for all acromegaly patients who require pharmacotherapy, including untreated patients and those switching from other therapies.

•

Efforts to further increase commercial readiness so that the Company can rapidly provide patients in the United States with acromegaly with broad access to once-daily oral paltusotine, if the new drug application is submitted and approved.

•

The continued advancement of the Phase 2 trial of paltusotine in carcinoid syndrome, which remains on track for complete topline data in the first half of 2024 and the initiation of a Phase 3 program in the second half of 2024.

•

The continued advancement of the Phase 2 trials of CRN04894, an investigational adrenocorticotropic hormone (ACTH) antagonist, for congenital adrenal hyperplasia (CAH) and Cushing’s disease, with initial data expected in the second quarter of 2024.

•	The continued preclinical evaluation of investigational, oral small molecules for hyperparathyroidism, polycystic kidney disease, Graves’ disease, thyroid eye disease, diabetes, and obesity.

The Company’s updated corporate presentation has been posted to the Company’s website, www.crinetics.com. The Company plans to use its website to disseminate future updates to its corporate presentation and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation available on the Company’s website. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating the Company’s website or through other public disclosure.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this report are forward-looking statements, including statements regarding the plans and timelines for the clinical development of paltusotine, including the therapeutic potential and clinical benefits or safety profile thereof; the expected timing of topline data from the Phase 3 PATHFNDR-2 study of paltusotine in acromegaly and the Phase 2 study of paltusotine in carcinoid syndrome; plans and expected timing of Phase 3 trials of paltusotine in carcinoid syndrome; plans to submit data from the ongoing Phase 3 clinical studies of paltusotine in acromegaly to regulators in support of applications seeking approval for the use of paltusotine in acromegaly patients; the expected timing of a new drug application submission for paltusotine for the treatment or maintenance of treatment of acromegaly in the United States; the potential market opportunity for paltusotine in acromegaly and carcinoid syndrome; the expected timing of initial data from studies of CRN04894 in CAH and Cushing’s disease; the potential for any of our ongoing clinical studies to show safety or efficacy. These forward-looking statements speak only as of the date of this report and are subject to a number of known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation, initial findings and topline results that we report may change following a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, the possibility of unfavorable new clinical data and further analyses of existing clinical data, and the FDA and other regulatory authorities may not agree with our interpretation of such results; and the other risks and uncertainties described in the company’s periodic filings with the SEC. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date: January 8, 2024	By:	/s/ R. Scott Struthers, Ph. D.
R. Scott Struthers, Ph. D.
President and Chief Executive Officer